MANAGED HIGH INCOME PORTFOLIO INC.
(the Fund)

Supplement dated May 20, 1998
to Prospectus dated June 27, 1997

On May 13, 1998, the Board of Directors of the Fund approved permitting the Fund to invest in Asset Backed Securities (ABSs) and Real Estate Investment Trusts (REITs):

An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the markets perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of ABSs, as will the exhaustion of any credit enhancement. The risks of investing in an ABS ultimately depends upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of ABSs, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, the loans underlying ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return;

REITs are pooled investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from its investments to repay financing costs and the ability of the REITs manager. REITs are also subject to risks generally associated with investments in real estate.





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